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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Executive Officer of Forrester Research, Inc. (the "Company"), does hereby certify that to the undersigned's knowledge:

         1) the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) the information contained in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                  /s/  George F. Colony
                                  ----------------------------------------------
                                  George F. Colony
                                  Chairman of the Board of Directors and Chief
                                  Executive Officer

Dated: May 7, 2004